                           EL PASO ENERGY CORPORATION


                             1995 COMPENSATION PLAN
                                      FOR
                             NON-EMPLOYEE DIRECTORS




              AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1998

                               TABLE OF CONTENTS

SECTION 1        PURPOSE    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.1     Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 2        ADMINISTRATION     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         2.1     Management Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 3        PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         3.1     Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 4        DEFERRED COMPENSATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.1     Maximum Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.2     Adjustment to Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

SECTION 5        COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         5.1     Amount of Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         5.2     Compensation Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         5.3     Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.4     Plan Quarter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 6        DEFERRED COMPENSATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.1     Deferred Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.2     Deferred Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         6.3     Memorandum Deferred Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         6.4     Discretionary Investment by Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         6.5     Payment of Deferred Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         6.6     Payment of Deferred Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         6.7     Acceleration of Payment of Deferred Cash and
                   Deferred Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 7        RETIREMENT BENEFIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         7.1     Deferred Retirement Benefit Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         7.2     Deferred Retirement Income Plan Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         7.3     Payment of Deferred Common Stock in the Event of Death . . . . . . . . . . . . . . . . . . . . . . . . 7

SECTION 8        GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         8.1     Issuance of Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         8.2     Unfunded Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         8.3     Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         8.4     Permanent Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         8.5     Incapacity of Participant or Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         8.6     Nonassignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         8.7     Termination and Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         8.8     Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         8.9     Effective Date and Term of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         8.10    Compliance With Section 16(b) of the Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . .  10




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El Paso Energy Corporation              -i-                    Table of Contents
1995 Compensation Plan for Non-Employee Directors
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                           EL PASO ENERGY CORPORATION
               1995 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
              AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1998

                              SECTION 1   PURPOSE

1.1  PURPOSE

         The name of the Plan shall be the El Paso Energy Corporation 1995 Compensation Plan for Non-Employee Directors, Amended and Restated Effective as of January 1, 1998 (the "Plan"). The purpose of the Plan is to provide a compensation program for non-employee Directors of El Paso Natural Gas Company, doing business as El Paso Energy Corporation (the "Company"), that will attract and retain highly qualified individuals to serve as members of the Company's Board of Directors (the "Board"). The Plan permits non-employee Directors of the Company to receive their Compensation (as defined below) in the form of cash, deferred cash, deferred shares of Company common stock, par value $3 per share, ("Common Stock") or any combination of the foregoing For purposes of the Plan, the term "Compensation" shall mean the Participant's annual retainer and meeting fees, if any, for each regular or special meeting and for any committee meetings attended.

                           SECTION 2   ADMINISTRATION

2.1  MANAGEMENT COMMITTEE

         Subject to Section 8.7, the Plan shall be administered by a management committee (the "Management Committee") consisting of the Chairman of the Board of the Company and such other senior officers as the Chairman of the Board shall designate. The Management Committee shall interpret the Plan, shall prescribe, amend and rescind rules relating to it from time to time as it deems proper and in the best interests of the Company, and shall take any other action necessary for the administration of the Plan. Any decision or interpretation adopted by the Management Committee shall be final and conclusive and shall be binding upon all Participants.

                           SECTION 3   PARTICIPATION

3.1  PARTICIPANTS

         Each person who is a non-employee Director of the Company on the Effective Date (as defined below) of the Plan shall become a participant in the Plan (a "Participant") on the Effective Date. Thereafter, each non-employee Director of the Company shall become a Participant immediately upon election to the Board.



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1995 Compensation Plan for Non-Employee Directors
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                       SECTION 4   DEFERRED COMPENSATION

4.1  MAXIMUM NUMBER OF SHARES

         Subject to Section 4.2, the maximum number of shares of Common Stock which may at any time be awarded under the Plan is one hundred fifty thousand (150,000) shares of Common Stock. Awards may be made from shares held in the Company's treasury or issued out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Management Committee.

4.2  ADJUSTMENT TO NUMBER OF SHARES

         In the event of recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board, upon recommendation of the Management Committee, may make appropriate adjustments to the number of shares
(i) authorized for the Plan, and (ii) allocated under the Common Stock Deferral (as defined in Section 6.2).

                            SECTION 5   COMPENSATION

5.1  AMOUNT OF COMPENSATION

         Each Director's Compensation shall be determined in accordance with the Company's By-laws and shall be paid, unless deferred pursuant to Section 6, in the Plan Year (as defined below) in which it is earned in four equal quarterly installments with each installment being made on or about the last day of the applicable Plan Quarter (as defined below) (the "Payment Date"), unless otherwise determined by the Management Committee.

5.2  COMPENSATION ELECTION

         Upon election to the Board and at the time of or prior to each annual stockholders' meeting, or at such other time as may be determined by the Management Committee for the purposes of complying with applicable law, each Participant may elect to receive his or her Compensation for the following Plan Year in the form of cash, deferred cash, deferred Common Stock or any combination of the foregoing, by submitting a written notice to the Company in the manner prescribed by the Management Committee. Any combination of the alternatives may be elected, provided the aggregate of the alternatives elected may not exceed one hundred percent (100%) of the Participant's Compensation, except as provided in Section 6.2(a). Unless otherwise provided under the terms of the Compensation, if no election is received by the Company, the Participant shall be deemed to have made an election to receive his or her Compensation in undeferred cash. An




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1995 Compensation Plan for Non-Employee Directors
election under this Section 5.2 shall be irrevocable and shall apply to the Compensation earned during the Plan Year (as defined below) for which the election is effective.

5.3  PLAN YEAR

         The term "Plan Year" shall mean the period which begins on the day of the Company's annual stockholders' meeting and terminates the day before the succeeding annual stockholders' meeting.

5.4  PLAN QUARTER

         The term "Plan Quarter" shall mean each calendar quarter except that
(i) the first Plan Quarter of any Plan Year which normally shall be a "short" quarter beginning on the day of the annual stockholders' meeting and ending on June 30, and (ii) the fourth Plan Quarter of any Plan Year normally shall be a "long" quarter beginning on January 1 and ending on the day before the annual stockholders' meeting.

                       SECTION 6   DEFERRED COMPENSATION

6.1  DEFERRED CASH

         If a Participant elects pursuant to Section 5.2 to have all or a specified percentage of his or her Compensation deferred in cash, such amount (a "Cash Deferral") shall be recorded in a Memorandum Deferred Account (as defined below) until the Participant ceases to be a Director. Compensation deferred under the Company's Compensation Plan for Non-Employee Directors dated as of January 1, 1992 shall be paid in accordance with the terms of that plan.

6.2  DEFERRED COMMON STOCK

         (a) If a Participant elects pursuant to Section 5.2 to have all or a specified percentage of his or her cash Compensation deferred in Common Stock, an amount shall be recorded in a Memorandum Deferred Account, in the form of shares of Common Stock, as determined in subsection (b) below, until the Participant ceases to be a Director. The amount credited to the Participant's Memorandum Deferred Account in such case (the "Common Stock Deferral") shall be equal to the amount actually deferred plus a premium (the "Conversion Premium"). The Conversion Premium shall be twenty-five percent (25%) of the Compensation actually deferred.

         (b) The number of shares of Common Stock credited to a Participant's Memorandum Deferred Account shall equal the Common Stock Deferral divided by the fair market value of the Common Stock on the applicable Payment Date. For purposes of this Plan, "fair market value" shall be the mean between the highest and lowest quoted selling prices at which the Common Stock is sold on the applicable Payment Date as



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1995 Compensation Plan for Non-Employee Directors
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reported in the NYSE Composite Transactions by The Wall Street Journal on such date or, if no Common Stock was traded on date, on the next preceding date on which Common Stock was so traded.

         (c) Subject to Section 8.1, each Participant who elects deferred Common Stock shall, once the shares of Common Stock have been credited to his or her Memorandum Deferred Account, have the right to vote the shares and receive dividends (or dividend equivalents) and other distributions on such shares, subject to applicable laws. Any such dividends, dividend equivalents and other distributions shall be deemed reinvested promptly in additional shares of Common Stock and such additional shares shall be credited to the Memorandum Deferred Account until the Memorandum Deferred Account is distributed.

6.3  MEMORANDUM DEFERRED ACCOUNT

         The Company shall establish a ledger account (the "Memorandum Deferred Account") for each Participant for the purpose of recording the Company's obligation to pay the Compensation as provided in Sections 6.5 and 6.6, and for recording the Deferred Retirement Benefit Credit and Deferred Retirement Income Plan Credit, described below.

         (a) Except as provided in Section 6.4, interest shall accrue on all Cash Deferrals to the date of distribution and shall be credited to the Memorandum Deferred Account at the end of each calendar quarter or such other periods as may be determined by the Management Committee, and shall be at the same interest rate as the Company pays on amounts under the Company's Deferred Compensation Plan.

         (b) The Company shall promptly credit each Participant's Memorandum Deferred Account with the number of shares of Common Stock calculated in accordance with Section 6.2(b) and (c).

6.4  DISCRETIONARY INVESTMENT BY COMPANY

         The deferred amounts to be paid to the Participants are unfunded obligations of the Company. The Management Committee may direct that an amount equal to the deferred amount shall be invested by the Company as the Management Committee, in its sole discretion, shall determine. The Management Committee may in its sole discretion determine that all or some portion of an amount equal to the Common Stock Deferrals and Cash Deferrals, and (where appropriate) interest thereon, shall be paid into one or more grantor trusts to be established by the Company of which it shall be the beneficiary, and to the assets of which it shall become entitled as and to the extent that Participants receive benefits under the Plan. The Management Committee may designate an investment advisor to direct investments and reinvestments of the funds, including investment of any grantor trusts hereunder.



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1995 Compensation Plan for Non-Employee Directors
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6.5  PAYMENT OF DEFERRED CASH

         When a Participant ceases to be a Director, the Company shall pay to the Participant (or the Participant's beneficiary in the case of the Participant's death) an amount equal to the deferred cash balance of his or her Memorandum Deferred Account, plus interest (at a rate determined pursuant to Section 6.3) on the outstanding deferred cash account balance to the date of distribution and subject to approval of the Management Committee, as follows:

              (a)         a lump sum cash payment or

              (b) in periodic installments over a period of years as determined at the time the deferral election is made.

Payment of deferred cash shall commence or be made in the month following the date on which a Participant ceases to be a Director.

6.6  PAYMENT OF DEFERRED COMMON STOCK

         Except as otherwise provided in Section 7.3, when a Participant ceases to be a Director, the Company shall distribute Common Stock to the Participant (or the Participant's beneficiary in the case of the Participant's death) in an amount equal to the number of whole shares of Common Stock in a Participant's Memorandum Deferred Account. Any fractional shares of Common Stock held in the Participant's account shall be paid to the Participant (or the Participant's beneficiary in the case of the Participant's death) in a lump sum cash payment based on the Common Stock's fair market value on the day preceding the date of such payment.

         Payment of deferred Common Stock shall be made in the month following the date on which a Participant ceases to be a Director, or such later date as may be necessary to comply with Section 16(b) of the Exchange Act and rules promulgated thereunder.

6.7  ACCELERATION OF PAYMENT OF DEFERRED CASH AND DEFERRED COMMON STOCK

         (a) The Management Committee, in its discretion, may accelerate the payment of the unpaid balance of a Participant's Memorandum Deferred Account in the event of the Participant's death or Permanent Disability, or upon its determination that the Participant (or his or her Beneficiary in the case of his or her death) has incurred a severe financial hardship. The Management Committee in making its determination may consider such factors and require such information as it deems appropriate.

         (b) Amounts deferred shall be paid to a Participant (or his or her Beneficiary in the case of his or her death) in the event of a Change in Control within thirty (30) days after the date of the Change in Control, or at such later time as may be required to enable the Director to avoid liability under Section 16(b) of the Exchange Act. For purposes of



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1995 Compensation Plan for Non-Employee Directors
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this Plan a "Change in Control" shall be deemed to occur:  (a) if any person
(as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; (b) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); (c) upon the approval by the Company's stockholders of a merger or consolidation, a sale, or disposition of all or substantially all the Company's assets or a plan of liquidation or dissolution of the Company; or (d) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were Directors at the beginning of the period.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

                         SECTION 7   RETIREMENT BENEFIT

7.1  DEFERRED RETIREMENT BENEFIT CREDIT

         In addition to elective deferrals under Section 6.2(a), each Participant's Memorandum Deferred Account shall be credited on each Payment Date with an amount equal to one-fourth (1/4) of the annual Compensation (the "Deferred Retirement Benefit Credit"). The Deferred Retirement Benefit Credit shall be in the form of a Common Stock Deferral, but such credit shall not be entitled to the Conversion Premium. Except for (a) the absence of the Conversion Premium and (b) the payment of Deferred Common Stock in the event of death prior the Participant ceasing to be a Director, as specified under
Section 6.6, the Retirement Benefit Credit shall be treated the same as all other Common Stock Deferrals under this Plan.



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1995 Compensation Plan for Non-Employee Directors
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7.2  DEFERRED RETIREMENT INCOME PLAN CREDIT

         Each Participant who is a current member of the Board of Directors when the El Paso Natural Gas Company Retirement Income Plan for Non-Employee Directors, Amended and Restated Effective as of January 13, 1995 (the "Retirement Income Plan") is terminated, shall have his or her retirement benefit under the Retirement Income Plan credited as a Common Stock Deferral (as set forth in Section 6.2, but such credit shall not be entitled to the Conversion Premium) in a Memorandum Deferred Account (the "Deferred Retirement Income Plan Credit"), and such Participant shall not be entitled to any other benefit under the Retirement Income Plan. The number of shares of Common Stock credit as the Deferred Retirement Income Plan Credit shall equal the value of such retirement benefit (as determined by the Management Committee), divided by the average of the fair market value (as determined by Section 6.2(b)) of the Common Stock traded during the last twenty business days preceding, and including, the date on which the Retirement Income Plan is terminated. Except for (a) the absence of the Conversion Premium and (b) the payment of Deferred Common Stock in the event of death prior the Participant ceasing to be a Director, as specified under Section 6.6, the Deferred Retirement Income Plan Credit shall be treated the same as all other Common Stock Deferrals under this Plan.

7.3  PAYMENT OF DEFERRED COMMON STOCK IN THE EVENT OF DEATH

         Notwithstanding any other provision of the Plan to the contrary, in the event of a Participant's death while such Participant is still a Director of the Company, such Participant's Beneficiary shall, with respect to amounts accrued under Section 7.1 and 7.2, be entitled to receive only fifty percent (50%) of the Deferred Common Stock (with any accrued shares as a result of dividend reinvestment and other distributions attributable to such shares) in the Participant's Memorandum Deferred Account which were credited as a result of the Deferred Retirement Benefit Credit and the Deferred Retirement Income Plan Credit.

                         SECTION 8   GENERAL PROVISIONS

8.1  ISSUANCE OF COMMON STOCK

         The Company shall not be required to issue any certificate for shares of Common Stock prior to:

                 (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, deems necessary or advisable;

                 (b) listing the shares on any stock exchange on which the Common Stock may then be listed; or



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1995 Compensation Plan for Non-Employee Directors
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                 (c)      completing any registration or other qualification of
         such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, determines to be necessary or advisable.

         All certificates for shares of Common Stock delivered under the Plan also shall be subject to such stop transfer orders and other restrictions as the Management Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or state securities laws, and the Management Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Management Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Management Committee may rely upon an opinion of counsel for the Company.

8.2  UNFUNDED OBLIGATION

         Any deferred amount to be paid to Participants pursuant to the Plan is an unfunded obligation of the Company. The Company is not required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. Beneficial ownership of any investments, including trust investments that the Company may make to fulfill this obligation shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or memorandum accounts shall not create or constitute a trust or a fiduciary relationship between the Management Committee or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

8.3  BENEFICIARY

         The term "Beneficiary" shall mean the person or persons to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death. The designation shall be on a form provided by the Management Committee, executed by the Participant, and delivered to the Management Committee. A Participant may change his or her Beneficiary designation at any time. A designation by a Participant under the El Paso Natural Gas Company Compensation Plan for Non-Employee Directors dated January 1, 1992 shall remain in effect under this Plan unless it is revoked or changed under this Plan. If no Beneficiary is designated, the designation is ineffective, or in the event the Beneficiary dies before the balance of the Memorandum Deferred Account is paid, the




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1995 Compensation Plan for Non-Employee Directors
balance shall be paid to the Participant's spouse, or if there is no surviving spouse, to his or her lineal descendants, pro rata, or if there is no surviving spouse or lineal descendants, to the Participant's legal representatives, the Participant's estate or the person or persons to whom the deceased's rights under the Plan shall have passed by will or the laws of descent and distribution (unless the Management Committee for a given year has designated investment in an annuity, in which case the payment options selected by the Participant with respect thereto shall govern).

8.4  PERMANENT DISABILITY

         A Participant shall be deemed to have become disabled for purposes of the Plan if the Management Committee finds, upon the basis of medical evidence satisfactory to it, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further service to the Company or any of its subsidiaries and that such disability will be permanent and continuous during the remainder of the Participant's life.

8.5  INCAPACITY OF PARTICIPANT OR BENEFICIARY

         If the Management Committee finds that any Participant or Beneficiary to whom a payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative), at the discretion of the Management Committee, may be paid to the spouse, child, parent, brother or sister of such Participant or Beneficiary or to any person whom the Management Committee has determined has incurred expense for such Participant or Beneficiary. Any such payment shall be a complete discharge of the obligations of the Company under the provisions of the Plan.

8.6  NONASSIGNMENT

         The right of a Participant or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

8.7  TERMINATION AND AMENDMENT

         The Board may from time to time amend, suspend or terminate the Plan, in whole or in part, and if the Plan is suspended or terminated, the Board may reinstate any or all of its provisions. No amendment, suspension or termination may impair the right of a Participant or the Participant's designated Beneficiary to receive benefits accrued prior to the effective date of such amendment, suspension or termination. The Management Committee may amend the Plan, without Board approval, to ensure that the Company may obtain any regulatory approval or to accomplish any other reasonable purpose, provided that the Management Committee may not effect a change that would materially




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1995 Compensation Plan for Non-Employee Directors
increase the cost of the Plan to the Company. Notwithstanding the foregoing, the Board and the Management Committee may not amend the Plan without the approval of the stockholders of the Company to: (i) materially increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially modify the eligibility for participation in the Plan, or (iii) otherwise materially increase the benefits accruing to the Participants under the Plan.

8.8  APPLICABLE LAW

         The Plan shall be construed and governed in accordance with the laws of the State of Texas.

8.9  EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan was originally adopted by the Board effective as of January 13, 1995, and approved by the Company's stockholders on March 16, 1995. The Board amended and restated the Plan on December 2, 1997, to be effective for the 1998-1999 Plan Year (the "Effective Date"), except Section 7, which is effective January 1, 1998. The Plan shall terminate ten (10) years after the approval of the Plan by the stockholders of the Company.

8.10  COMPLIANCE WITH SECTION 16(b) OF THE EXCHANGE ACT

         The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards of Common Stock, the Plan shall comply in all respects with any exemption pursuant to Section 16(b) promulgated under
Section 16 of the Exchange Act. If any Plan provision is later found not to be in compliance with such exemptions available pursuant to Section 16(b) of the Exchange Act, that provision shall be deemed modified as necessary to meet the requirements of Section 16(b).




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El Paso Energy Corporation                                               Page 10
1995 Compensation Plan for Non-Employee Directors

         IN WITNESS WHEREOF, the Company has caused the Plan to be executed effective as of January 1, 1998.


                                            EL PASO ENERGY CORPORATION


                                            By [/s/ ILLEGIBLE]
                                              -------------------------------
                                            Title: Executive Vice President


ATTEST:

By [/s/ ILLEGIBLE]
  -------------------------------
Title: Corporate Secretary








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El Paso Energy Corporation                                               Page 11
1995 Compensation Plan for Non-Employee Directors